UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 24, 2011

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Ave., N.W., Suite 800 W, Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 30, 2011, Danaher Corporation (“Danaher” or the “Company”) filed a Current Report on Form 8-K reporting that on June 30, 2011 (following the successful completion of Danaher’s tender offer for shares of common stock of Beckman Coulter, Inc. (“Beckman Coulter”) on June 24, 2011), Danaher completed the acquisition of Beckman Coulter by merging one of its indirect, wholly-owned subsidiaries with and into Beckman Coulter such that Beckman Coulter became an indirect, wholly-owned subsidiary of the Company.

This Amendment No. 1 amends the Current Report on Form 8-K filed on June 30, 2011 to provide the financial information required by Item 9.01 of Form 8-K, which was omitted from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited financial statements required by this item are incorporated herein by reference to the audited consolidated financial statements of Beckman Coulter, Inc. as of and for the fiscal year ended December 31, 2010 contained in Beckman Coulter’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2011. Such financial statements are included herein as Exhibit 99.4.

The unaudited financial statements for the interim period required by this item are incorporated herein by reference to the unaudited consolidated financial statements of Beckman Coulter, Inc. as of and for the fiscal quarter ended March 31, 2011, contained in Beckman Coulter’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011, as filed with the SEC on May 10, 2011. Such financial statements are included herein as Exhibit 99.5.

(b)	Unaudited Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements with respect to the transaction described in Item 2.01 are filed as Exhibit 99.3 to this amendment and incorporated herein by reference.

(c)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

15	Letter from KPMG LLP Re: Unaudited Interim Financial Information

23.1	Consent of KPMG LLP, independent registered public accounting firm

99.1	Press release of Danaher Corporation, issued June 24, 2011 (incorporated by reference to Exhibit (a)(5)(I) to Schedule TO-T/A of Danaher Corporation and Djanet Acquisition Corp., filed with the SEC on June 24, 2011)

99.2	Press release of Danaher Corporation, issued June 30, 2011 (incorporated by reference to Exhibit (a)(5)(J) to Schedule TO-T/A of Danaher Corporation and Djanet Acquisition Corp., filed with the SEC on June 30, 2011)

99.3	Unaudited Pro Forma Condensed Combined Statements of Earnings as of and for the year ended December 31, 2010 and the three months ended April 1, 2011

99.4	Financial statements of Beckman Coulter, Inc. as of and for the year ended December 31, 2010 (incorporated by reference to Beckman Coulter, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2010 (File No. 001-10109) as filed with the SEC on February 23, 2011)

99.5	Unaudited financial statements of Beckman Coulter, Inc. as of and for the three months ended March 31, 2011 (incorporated by reference to Beckman Coulter, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (File No. 001-10109) as filed with the SEC on May 10, 2011)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/s/ Robert S. Lutz
Name:	Robert S. Lutz
Title:	Senior Vice President and Chief Accounting Officer

Dated: August 9, 2011

EXHIBIT INDEX

Exhibit No.	Description

15	Letter from KPMG LLP Re: Unaudited Interim Financial Information

23.1	Consent of KPMG LLP, independent registered public accounting firm

99.1	Press release of Danaher Corporation, issued June 24, 2011 (incorporated by reference to Exhibit (a)(5)(I) to Schedule TO-T/A of Danaher Corporation and Djanet Acquisition Corp., filed with the SEC on June 24, 2011)

99.2	Press release of Danaher Corporation, issued June 30, 2011 (incorporated by reference to Exhibit (a)(5)(J) to Schedule TO-T/A of Danaher Corporation and Djanet Acquisition Corp., filed with the SEC on June 30, 2011)

99.3	Unaudited Pro Forma Condensed Combined Statements of Earnings as of and for the year ended December 31, 2010 and the three months ended April 1, 2011

99.4	Financial statements of Beckman Coulter, Inc. as of and for the year ended December 31, 2010 (incorporated by reference to Beckman Coulter, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2010 (File No. 001-10109) as filed with the SEC on February 23, 2011)

99.5	Unaudited financial statements of Beckman Coulter, Inc. as of and for the three months ended March 31, 2011 (incorporated by reference to Beckman Coulter, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (File No. 001-10109) as filed with the SEC on May 10, 2011)